Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Capteris LLC

1370 Avenue of Americas

New York, NY 10019

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Capteris LLC (the “Company,” as the engaging party), BofA Securities, Inc., Redding Ridge Asset Management LLC, Apollo Global Securities, LLC, Truist Securities, Inc., and RBC Capital Markets, LLC who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures related to the accuracy of certain attributes of collateral assets which may be included in the issuance of asset-backed notes by Capteris Equipment Finance 2026-1, LLC (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of the attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire proposed population of equipment loans and leases and related property (the “Lease Receivables”) for the Transaction.

PricewaterhouseCoopers LLP, 300 Madison Avenue,

New York, NY 10017

+ 1 (646) 471 3000

www.pwc.com

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	the existence of the assets or collateral securing such assets;

•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and

•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

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It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and

•	The reasonableness of any of the assumptions provided by the Responsible Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to January 31, 2026.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the loans:

A.	Access to the Company’s ASPIRE system for the Master Lease Agreements, Equipment Schedule, Transaction Schedule, Loan Amortization schedule, or any Amendments (collectively, the “Agreement”) and an excel data file provided by the Company titled “Aspire Residual Report 2026 Pool.xlsx” containing residual values for the Lease Receivables (the “Aspire Residual Report”, together with the Agreement, the “Lease Receivable Files”).

B.	An Excel data file containing certain data fields for 216 Lease Receivables (titled “CPTRS 2026-1 Jan2026 Loan Tape_Selected Pool (2.11.2026) vF”) which the Company represents is extracted from the Company’s ASPIRE system as of the Cut-off Date and is the proposed pool of collateral for the Transaction (the “Lease Receivables Extract File”).

C.	An email that contains the updated current payment amount for Lease Receivable #193 (the “Updated Payment Support”).

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II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.	For each Lease Receivable, we compared the following information in the Lease Receivables Extract File to the respective information in the Lease Receivable Files, applying the “Special Instructions and Thresholds” described below and noting an exception if the difference is greater than the threshold:

#	Attribute Name	Lease Receivables Extract File field	Special Instructions and Thresholds
1	Contract number	Contract Number
2	Obligor name	Obligor

In instances where multiple borrowers or guarantors are listed in the Lease Receivable Files or Lease Receivables Extract File, no exception was noted if there was at least one match in Obligor name across the Lease Receivable Files and the Lease Receivables Extract File.

No exception for differences that are due to abbreviation, truncation, or capitalization.

No exception for differences in the corporation type such as Company, Inc, LLC, SARL, GmbH, Corp, LLP, SA, SAS, SCA, Partnership, LTD, LP, PLC, LLLP, AB, BV, etc., or if missing an incorporation type.

3	Active date	Closed Date	Threshold of 15 days
4	Lease/Loan type	Product Type
5	Billing cycle frequency	Payment Frequency
6	Original term (months)	Original Term
7	Current payment amount	Payment Amount	For Lease Receivable #193, we used the Updated Payment Support.

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8	Customer state	Obligor Jurisdiction
9	Termination date	Maturity Date	Threshold of 15 days
10	Balloon payment amount	Balloon	Threshold of $1
11	Total residual value	Total Residual

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

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A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 5, 2026

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Exhibit I

Lease Receivable #	Procedure	Exception
176	A(8)	The Lease Receivables Extract File indicates “IL”. The Lease Receivable File indicates “NY”.

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